UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
Current Report Pursuant to Section 13 or 15(d)
Of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 22, 2007
WINLAND ELECTRONICS, INC.
(Exact name of registrant as specified in its charter)
Minnesota
(State or Other Jurisdiction of Incorporation)

1-15637 (Commission File Number)	41-0992135 (IRS Employer Identification No.)
1950 Excel Drive
Mankato, Minnesota 56001
(Address of Principal Executive Offices) (Zip Code)
(507) 625-7231
(Registrant’s telephone number, including area code)
Not Applicable
(Former Name or Former Address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Item 9.01 Financial Statements and Exhibits.
SIGNATURE
EXHIBIT INDEX TO FORM 8-K
Press Release

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     On August 22, 2007, the Board of Winland Electronics, Inc. accepted the resignation of James Reissner as a director and as a member of each of the Audit Committee, Compensation Committee and Governance Committee.
     The full text of the press release is set forth in Exhibit 99.1 attached hereto and is incorporated in this Report as if fully set forth herein.
Item 9.01       Financial Statements and Exhibits.
     (d) Exhibits:
Exhibit 99.1       Press release dated August 27, 2007

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SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: August 27, 2007

WINLAND ELECTRONICS, INC.
By:	/s/ Lorin E. Krueger
Lorin E. Krueger
President and Chief Executive Officer

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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
EXHIBIT INDEX TO FORM 8-K

Date of Report:	Commission File No.:
August 22, 2007	1-15637

WINLAND ELECTRONICS, INC.

EXHIBIT NO.	ITEM
99.1	Press release dated August 27, 2007

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